UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPERIOR INDUSTRIES INTERNATIONAL, INC. 26600 TELEGRAPH ROAD SUITE 400 SOUTHFIELD, MICHIGAN 48033 V03153-P87866

You invested in SUPERIOR INDUSTRIES INTERNATIONAL, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report/10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items					Board Recommends

1.	Election of Directors

	Nominees:

	01)	Majdi B. Abulaban	05)	Paul J. Humphries	For
	02)	Raynard D. Benvenuti	06)	Ransom A. Langford

	03)	Michael R. Bruynesteyn	07)	Timothy C. McQuay

	04)	Richard J. Giromini	08)	Ellen B. Richstone

2.	To approve an amendment to the Company’s 2018 Equity Plan to, among other things, increase the number of shares of common stock available for issuance under the 2018 Equity Plan by 3,400,000 shares;				For

3.	To approve, in a non-binding advisory vote, the executive compensation of the Company’s named executive officers for the fiscal year ended December 31, 2022;				For

4.	To select, in a non-binding advisory vote, the frequency of the non-binding advisory vote on executive compensation of the Company’s named executive officers; and				Year

5.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.				For

To act upon such other matters as may properly come before the Annual Meeting or any postponements or adjournment thereof.

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V03154-P87866